UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 13, 2023

KINNATE BIOPHARMA INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39743	82-4566526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Montgomery Street, Suite 150
The Presidio of San Francisco
San Francisco, CA 94129
(Address, including zip code, of Registrant’s principal executive offices)

(858) 299-4699
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KNTE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 13, 2023, the board of directors (the “Board”) of Kinnate Biopharma Inc. (the "Company") received a letter from funds affiliated with Foresite Capital Management, LLC (collectively, “Foresite”) and funds affiliated with OrbiMed Advisors LLC (collectively, “OrbiMed”) in which Foresite and OrbiMed indicated their intent to explore and evaluate a potential acquisition of all of the outstanding shares of common stock of the Company not already owned by Foresite or OrbiMed in a going-private transaction.

The Board will carefully consider any proposal that is presented by Foresite and OrbiMed in accordance with the Board’s fiduciary duties and with the same care and attention it would consider other similar proposals if received by the Company.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this Form 8-K are forward-looking statements including statements relating to the Company’s plans, expectations, forecasts and future events. Such forward-looking statements include, but are not limited to, the Board’s consideration of proposals that may be received by the Company. In some cases, you can identify forward-looking statements by terminology such as “believe,” “estimate,” “intend,” “may,” “plan,” “potentially,” “will,” “expect,” “enable,” “likely” or the negative of these terms or other similar expressions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Actual events, trends or results could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements based on various factors. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in the Company’s Annual and Quarterly Reports on Form 10-K and 10-Q filed with the Securities and Exchange Commission (the “SEC”), and the Company’s future reports to be filed with the SEC. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINNATE BIOPHARMA INC.

Date: November 15, 2023	By:	/s/ Nima Farzan
Nima Farzan
Chief Executive Officer and President